                                                                   Exhibit 10.15

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT dated as of September ____, 1997 between LIONBRIDGE TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 950 Winter Street, #4300, Waltham, Massachusetts 02154 (the "COMPANY") and SILICON VALLEY BANK, a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (the "BANK").

                              W I T N E S S E T H :

                  WHEREAS, Lionbridge Technologies Holdings, B.V., Lionbridge Technologies B.V. (the "BORROWERS") and the Bank, have entered into to a Loan Agreement of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "LOAN AGREEMENT"), providing for extensions of credit to be made by the Bank to the Borrowers;

                  WHEREAS, the Company has entered into to a Guarantee in favor of the Bank of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "GUARANTEE"), whereby the Company guarantees all obligations owed to the Bank by the Borrowers arising under the Loan Agreement including, without limitation, the Borrowers' obligations under the promissory note issued by the Borrowers to the Bank pursuant to the Loan Agreement (as the same may be amended, supplemented, extended or restated from time to time, the "NOTE");

                  WHEREAS, in order to induce the Bank to enter into the Loan Agreement and the Guarantee, the Company has agreed to grant a continuing security interest in and to the Collateral (as defined below) to secure its obligations under the Guarantee;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

SECTION 1.  DEFINITIONS

         Except for the terms defined below or elsewhere in this Agreement or the Exhibits hereto, the terms used herein shall have the respective meanings provided for in the Loan Agreement and Guarantee:

                  "COLLATERAL" has the meaning set forth in SCHEDULE C.

                  "EVENT OF DEFAULT" means any breach or failure to perform by the Company under the Guarantee.

                  "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit A hereto, completed with the schedules and attachments contemplated thereby to the satisfaction of the Bank, and duly executed by the chief financial officer of the Company.

                  "PERMITTED FINANCING STATEMENTS" means any financing statements naming the Company as Debtor filed (i) solely pursuant to Section 9-408 of the UCC or (ii) with respect to a Permitted Lien.

                  "PERMITTED LIENS" means the following:


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                                      -2-

                  (a) Any Liens existing on the Closing Date and disclosed in Schedule A of the Loan Agreement or arising under the Loan Agreement or the other Loan Documents;

                  (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrowers' Books in accordance with GAAP, PROVIDED the same have no priority over any of Bank's security interests;

                  (c) Liens (i) upon or in any Equipment acquired or held by the Company to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, PROVIDED that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;


                  (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of the business of the Company not interfering in any material respect with the business of the Company and any interest or title of a lessor, licensor or under any lease or license to the Company provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and

                  (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.


                  "SECURED OBLIGATIONS" means any and all obligations of the Company to the Bank, whether now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, the obligations of the Company under the Guarantee.

                  "SECURITY INTERESTS" means the security interests granted pursuant to SECTION 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.


SECTION 2.  REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants as follows:

         (a) The Company has good title to all of the Collateral, free and clear of any Liens other than the Permitted Liens and the Security Interests.

         (b) The Company has not performed any acts which might prevent the Bank from enforcing any of the terms of this Agreement or which would limit the Bank in any such enforcement. Other than the Permitted Financing Statements and financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Bank or its designee may have possession of Collateral as contemplated hereby.


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                                      -3-

         (c) Prior to the first borrowing by the Borrowers under the Loan Agreement, the Company shall deliver the Perfection Certificate to the Bank. The information set forth therein shall be correct and complete in all material respects.

         (d) When UCC financing statements in appropriate form have been filed in the offices specified in the Perfection Certificate to the extent that a security interest therein may be perfected by filing pursuant to the UCC, the Security Interests shall constitute valid and perfected security interests in the Collateral (except Inventory in transit), in each case prior to all other Liens and rights of others therein.

         (e) Except for the filings referred to in paragraph (d) above, no authorization, approval or other action by, and no notice of filing with, any Governmental Authority that has not been received, taken or made is required (i) for the grant by the Company of the Security Interests or for the execution, delivery or performance of this Agreement by the Company, (ii) for the perfection and maintenance of the Security Interests as first priority security interests and liens, or (iii) for the exercise by the Bank of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

         (f) The Inventory and Equipment are insured in accordance with the requirements set forth in Section 4(i) of this Security Agreement.

SECTION 3.  THE SECURITY INTERESTS

         (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with their respective terms, the Company hereby hypothecates, collaterally assigns, pledges and grants to the Bank a continuing security interest and lien in and to all right, title and interest of the Company in the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located

         (b) Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

         (c) The Security Interests are granted as security only and shall not subject the Bank to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any related transaction.

 SECTION 4.  FURTHER ASSURANCES; COVENANTS

         The Company covenants as follows:

         (a) The Company will not change (i) the locations of its principal place of business or its chief executive office, (ii) its federal tax identification number, (iii) the locations where it keeps or holds any Collateral or related records from the applicable locations described in the Perfection Certificate, or (iv) its name, identity or corporate structure in any manner, without giving the Bank 30 days prior written notice. In the event of any such change, the Company shall, at its cost and expense, cooperate with the Bank and cause to be filed or recorded additional financing statements, amendments or supplements to existing financing statements, continuation statements or other documents required to be recorded or filed in order to perfect and protect the Security Interests. The Company shall not, in any event, make any such change if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected.

         (b) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that the Bank may from time to time reasonably determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Bank to (i) obtain the full benefits of this Agreement, or (ii) to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. At the Bank's request, the Company will use reasonable efforts to obtain the consent of any Person that is necessary or desirable to effect the pledge hereunder of any right, title, claims and benefits now owned or hereafter acquired by the Company in and to any General Intangible. To the extent permitted by law, the Company hereby authorizes the Bank to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

         (c) If any warehouseman, bailee or any of the Company's agents or processors possesses or controls any Collateral, the Company shall, upon the request of the Bank, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Bank's account subject to the Bank's instructions.

         (d) The Company shall keep complete and accurate books and records relating to the Collateral, and stamp or otherwise mark them in such manner as the Bank may reasonably request in order to reflect the Security Interests.

         (e) The Company will promptly deliver and pledge each Instrument to the Bank, appropriately endorsed to the Bank without recourse, provided that so long as no Event of Default shall have occurred and be continuing it, the Company may retain for collection in the ordinary course any Instruments it receives in the ordinary course of business and the Bank shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Bank, against trust receipt or like document).

         (f) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and the Company's standard procedures) and apply forthwith upon receipt all such amounts so collected to the outstanding balance of such Account, except that, unless an Event of Default has occurred and is continuing and the Bank is exercising its rights hereunder to collect Accounts, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with prudent business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, reasonable attorney's fees) of collection, whether incurred by the Company or the Bank, shall be borne by the Company.

         (g) Upon the occurrence and during the continuance of any Event of Default, upon the request of the Bank, the Company will promptly notify (and the Company hereby authorizes the Bank so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Bank, and that any payments due or to become due in respect of such Collateral


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                                      -5-

are to be made directly to the Bank or any designee of the Bank. Following such request of the Bank, the Company shall hold all proceeds from collection of Accounts as trustee for the Bank (without commingling the same with other funds of the Company) and shall turn the same over to the Bank immediately upon receipt in the form received (duly endorsed by the Company to the Bank, if required). The Bank shall apply the proceeds of such collections it receives to the Secured Obligations in accordance with SECTION 8 of this Agreement. The application of the proceeds of such collections shall be conditional upon the final payment in cash of the items so collected. If any item is not so paid or the Bank is required for any reason to return any payment made, the Bank may reverse any credit given in respect of such item.

         (h) Without the prior written consent of the Bank, the Company will not
(a) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except in accordance with the exceptions set forth in Section 7.1 of the Loan Agreement as if they applied to Company; or (b) create, incur or suffer to exist any Lien with respect to any Collateral, except for Permitted Liens and the Security Interests.

         (i) The Company will maintain, with financially sound and reputable companies, insurance policies in accordance with the standards set forth in
Section 6.6 in the Loan Agreement as if they applied to the Company (A) insuring all Inventory and Equipment against loss by fire, explosion, theft and other casualties reasonably satisfactory to the Bank and (B) insuring the Company and the Bank against liability for personal injury and property damage relating to Inventory and Equipment, such policies to be in such form and amounts and having such coverage as is reasonably satisfactory to the Bank, with losses payable to the Bank as sole loss payee. All such insurance shall (A) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Bank of written notice thereof, (B) in the case of the policies referenced in clause (ii) above, name the Bank as additional insured and (C) be otherwise reasonably satisfactory to the Bank.

         (j) The Company will keep each item of Equipment in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

         (k) The Company will, promptly upon request, provide to the Bank all information and evidence it may reasonably request concerning the Collateral (including without limitation, the names, addresses, face value, and date of invoices for each debtor obligated on each Account) to enable the Bank to enforce the provisions of this Agreement.

SECTION 5.  GENERAL AUTHORITY

         The Company hereby irrevocably appoints the Bank its true and lawful attorney, with full power of substitution, in the name of the Company, the Bank, or otherwise, for the sole use and benefit of the Bank, but at the Company's expense, to the extent permitted by law to exercise, at any time, and from time to time, while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (a) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Bank's possession,

                  (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectively as if the Bank were the absolute owner, and

                  (e) to extend the time of payment thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Bank shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 6.  REMEDIES UPON EVENT OF DEFAULT

         (a) If any Event of Default has occurred and is continuing, the Bank may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Bank may, without being required to give any prior notice, except as herein provided or as may be required by law, sell any and all of the Collateral at public or private sale, for cash, upon credit or for future delivery, and at such prices as the Bank may deem satisfactory. The Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Bank deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Bank shall have the right to deliver, assign and transfer to the purchaser the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company. The Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by SECTION 5 shall (i) in case of a public sale, state the time and place fixed for such sale, and (ii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time(s) within ordinary business hours and at such places as the Bank may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Bank may determine. The Bank shall not be obligated to make any such sale pursuant to any such notice. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Bank, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) For the purpose of enforcing its rights and remedies under this Agreement, the Bank may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Bank, forthwith assemble all or any part of the Collateral as directed by the Bank and make it available at a place designated by the Bank which is reasonably convenient to the Bank and the Company, (ii) to the extent permitted by law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the


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                                      -7-

Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Bank deems appropriate to preserve and enhance its value and, in connection with such preparation and disposition, use, as a licensee (or if no decline in the value of the Collateral would result, otherwise) without charge any trademark, trade name, copyright, patent or technical process used by the Company.

SECTION 7.  LIMITATION ON DUTY OF BANK IN RESPECT OF COLLATERAL.

         Beyond the safe custody thereof in accordance with law, the Bank shall have no duty as to any Collateral in the possession or control of the Bank or any agent or bailee, or any income thereon, or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which it accords its own property of like nature, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Bank in good faith and in the absence of gross negligence.

SECTION 8.  APPLICATION OF PROCEEDS

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Bank in the following order of priorities:

                  FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to the Bank and its agents and counsel in connection therewith, and all expenses, liabilities and advances incurred or made by the Bank in connection therewith, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to the Guarantee, or SECTION 9 hereof and unpaid fees owing to the Bank under the Loan Agreement;

                  SECOND, to the payment of accrued but unpaid interest on the Secured Obligations;

                  THIRD, to the payment of unpaid principal of the Secured Obligations;

                  FOURTH, to the payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  FINALLY, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Bank may make distributions hereunder in cash or in kind or in any combination thereof.

SECTION 9.  EXPENSES

         In the event that the Company fails to comply with the provisions of the Guarantee or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Bank may effect such compliance on behalf of the Company, and the Company shall reimburse the Bank for the costs thereof within two Business Days of demand therefor. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne by the Company; and if the Company fails to promptly pay any portion thereof when due, the Bank may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Bank therefor on demand. All sums so paid or incurred by the Bank for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all reasonable costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Bank in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to advances made under the Loan Agreement, be additional Secured Obligations hereunder.

SECTION 10.  TERMINATION OF SECURITY INTERESTS

         Upon the indefeasible payment in full of all Secured Obligations and the termination of any obligation of the Bank to make Advances or other Credit Extensions under the Loan Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company, and this Security Agreement shall terminate and no longer be of any force and effect.

SECTION 11.  NOTICES

         All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the Guarantee.

SECTION 12.  WAIVERS, NON-EXCLUSIVE REMEDIES

         No failure on the part of the Bank to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Loan Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right under the Guarantee preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Loan Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 13.  SUCCESSORS AND ASSIGNS

         This Agreement is for the benefit of the Bank and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns.

SECTION 14.  CHANGES IN WRITING

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Bank.

SECTION 15.  SEVERABILITY

         If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 16.  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.


SECTION 17. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE BORROWERS AND BANK HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS, BUT IF FOR ANY REASON THE BANK IS DENIED ACCESS TO SUCH COURTS, THEN IN SUCH EVENT THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                         [Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   LIONBRIDGE TECHNOLOGIES, INC.


                                   By:
                                      ------------------------------------------
                                   Name:  Stephen J. Lifshatz
                                   Title: Chief Financial Officer


                                   SILICON VALLEY BANK



                                   By:
                                      ------------------------------------------
                                   Name:  Andrew H. Tsao
                                   Title: Vice President

                                                       EXHIBIT A

                             PERFECTION CERTIFICATE
                                       OF

                          LIONBRIDGE TECHNOLOGIES, INC.

         The undersigned, the chief financial officer of Lionbridge Technologies, Inc., a Delaware corporation (the "COMPANY"), hereby certifies to Silicon Valley Bank (the "BANK") with reference to the Security Agreement dated as of August ___, 1997 between the Company and the Bank (the terms defined therein being used herein as therein defined) as follows:

         1. NAMES. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                          Lionbridge Technologies, Inc.

                  (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:





                  (c) Set forth below is a description of each change by the Company of its identity or corporate structure in any way within the past five years:





                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:





                  (e) The Federal tax identification number of the Company is as follows:





         2. CURRENT LOCATIONS. (a) The chief executive office of the Company is located at the following address:



                  (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

                                            Mailing
                  Name                      Address                    City                      State
                  ----                      -------                    ----                      -----







                  (c) The following are all the locations where Equipment and Inventory of the Company are located:


                                            Mailing
                  Name                      Address                    City                      State
                  ----                      -------                    ----                      -----






                  (d) The following are all the places of business of the Company not identified above:


                                            Mailing
                  Name                      Address                    City                      State
                  ----                      -------                    ----                      -----





         3. PRIOR LOCATIONS. Set forth below is the information required by subparagraphs (a), (b), (c) and (d) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:





         4. UNUSUAL TRANSACTIONS. All Accounts have been originated by the Company and all Equipment has been acquired by the Company in the ordinary course of its business.


         5. FILE SEARCH REPORTS. Attached hereto as Schedule A is a true copy of a file search report in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above together with a true copy of each financing statement or other filing identified in such file search reports. To the best knowledge of the Company, no other financing statements have been filed listing the Company as a debtor and no such filings are pending except in favor of the Bank.


         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of ___________, 199_.

                                      ------------------------------
                                      Name:  Stephen J. Lifshatz
                                      Title: Chief Financial Officer

                                   SCHEDULE A

                                (Search Reports)

                                   SCHEDULE B

                         (Financing Statements on File)

                                   SCHEDULE C
                                   ----------

                        EXHIBIT A TO FINANCING STATEMENT
                        --------------------------------

                                     DEBTOR:
                                     -------

                          Lionbridge Technologies, Inc.
                            950 Winter Street, #4300
                                Waltham, MA 02154

                                 SECURED PARTY:
                                 --------------

                               Silicon Valley Bank
                                3003 Tasman Drive
                          Santa Clara, California 95054

         PART I: This financing statement (the capitalized terms used herein having the meaning set forth in PART II hereto) covers all of the following property of the Debtor, whether now owned or existing or hereafter acquired or arising, and regardless of where located (the "COLLATERAL"):


         (a) All goods and Equipment now owned or hereafter acquired, including, without limitation, all machinery, Fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All Inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such Inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other Proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         (c) All Contract Rights and General Intangibles now owned or hereafter acquired, including, without limitation, goodwill, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, claims, literature, reports, catalogs, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising Accounts, Contract Rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

         (e) All Documents, cash, deposit Accounts, securities, letters of credit, certificates of deposit, Instruments and chattel paper now owned or hereafter acquired;

         (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

         Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefor; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing.

         PART II: The following terms, as used herein, shall have the following meanings:

                  "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Debtor and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Debtor arising from the sale, lease or exchange of goods or other property and/or the performance of services by it (including, any such obligation which might be characterized as an account, contract right or general intangible under the UCC) and all the Debtor's rights in, to and under all purchase orders for goods, services or other property, and all the Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Debtor), in each case whether now in existence or hereafter arising or acquired including, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "CONTRACT RIGHTS" means all "contract rights" (as defined in the UCC) whether now possessed or hereafter acquired.

                  "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Debtor.

                  "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Debtor, including, without limitation, all motor vehicles, trucks and trailers.

                  "FIXTURES" means all "fixtures" (as defined in the UCC) whether now owned or hereafter acquired.

                  "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all (a) obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (b) information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, catalogs, computer and automatic machinery software and programs and the like pertaining to the business of the Company,(c) field repair data, sales data, and other information relating to sales or service of products now or hereafter manufactured,
         (d) accounting information and all media in or on which any of the information, knowledge, data or records may be recorded or stored and all computer programs used for the compilation or printout thereof, (e) causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above and
         (f) all tax refunds to which the Company is entitled.

                  "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Debtor.

                  "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Debtor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "PROCEEDS" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

                  "UCC" means the Uniform Commercial Code in effect on the date hereof in Massachusetts; provided that if by reason of law, the perfection or effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.